EXHIBIT 10.3
APNs: 162-03-301-004 through 010, inclusive,
162-03-301-013, 162-03-301-015, 162-03-301-016,
162-03-401-001, 162-03-401-002,
162-04-710-041 through 055, inclusive,
162-04-813-059, 162-04-813-060, 162-04-813-061,
162-04-813-084 through 098, inclusive,
162-03-301-011, 162-03-301-012
When Recorded Return To:
Matthew Weidner, Esq.
Latham & Watkins LLP
885 Third Avenue, Suite 1000
New York, New York 10022-4834
Mail Property Tax Statements to:
Stratosphere Corporation
Accounts Payable
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104
FIRST MODIFICATION TO
DEED OF TRUST, ASSIGNMENT OF
RENTS AND LEASES, SECURITY AGREEMENT AND
FIXTURE FILING
MADE BY
STRATOSPHERE CORPORATION
as TRUSTOR,
to
LAWYERS TITLE OF NEVADA,
as Trustee,
for the benefit of
WILMINGTON TRUST COMPANY,
in its capacity as Indenture Trustee, for the benefit of the Secured Parties, as Beneficiary
Relating to Premises in:
Clark County, Nevada
DATED: As of May 9, 2006

FIRST MODIFICATION TO
DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FILING
          THIS FIRST MODIFICATION TO DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (“Modification Agreement”) is made as of May 9, 2006, by STRATOSPHERE CORPORATION, a Delaware corporation, whose address is 2000 Las Vegas Boulevard South, Las Vegas, Nevada 89104 (together with all successors and assigns of the Trust Estate, “Trustor”), to LAWYERS TITLE OF NEVADA, whose address is 1210 S. Valley View Boulevard, Las Vegas, Nevada 90102, as trustee (“Trustee”), for the benefit of WILMINGTON TRUST COMPANY, (“Beneficiary”), whose address is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, in its capacity as trustee (together with any substitutes, successors, assignees or additional trustees under the Indenture, the “Indenture Trustee”) under the Indenture (as defined below), for the benefit of the Secured Parties.
RECITALS
          WHEREAS, pursuant to that certain Indenture, dated as of January 29, 2004 (as the same may be amended, supplemented or otherwise modified from time to time, the “Indenture”), by and among American Casino & Entertainment Properties LLC, a Delaware limited liability company (“ACEP”), American Casino & Entertainment Properties Finance Corp., a Delaware corporation (together with ACEP, the “Issuers”), certain Subsidiaries of ACEP and the Indenture Trustee, for the benefit of the registered holders (the “Holders”) of the Notes (as defined below), the Issuers issued $215,000,000 aggregate principal amount of their 7.85% Senior Secured Notes due 2012 (as they may be amended, supplemented, replaced or exchanged from time to time, and including any Additional Notes (as defined in the Indenture) issued from time to time under the Indenture, the “Notes”);
          WHEREAS, Trustor entered into that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (the “Original Deed of Trust”) dated as of May 26, 2004 and recorded May 26, 2004 as Instrument Number 20040526-04512 among the official records of Clark County, Nevada, granting to Trustee for the benefit of the Beneficiary a security interest in that certain real property located in the County of Clark and State of Nevada (the “State”), more particularly described in Schedule A attached to the Original Deed of Trust;
          WHEREAS, Trustor has guaranteed all obligations of the Issuers (the “Note Guarantee”) under the Indenture Documents (as defined below);
          WHEREAS, all obligations of Trustor to the Secured Parties under the Note Guarantee are to be secured, in part, by the Trust Estate pursuant to this Deed of Trust in accordance with the terms hereof;
          WHEREAS, it is a covenant under the Indenture that Trustor shall have executed and delivered this Deed of Trust to Beneficiary;

          WHEREAS, ACEP is the parent of Trustor;
          WHEREAS, the Issuers and Trustor are engaged in related businesses, and Trustor has derived substantial direct and indirect benefit from the distribution of the net proceeds of the Notes to the Issuers;
          WHEREAS, Trustor and Beneficiary desire to modify the Original Deed of Trust in order to subject certain additional, adjacent parcels acquired by Trustor to the lien of this Modification Agreement; and
          WHEREAS, Trustor and Beneficiary desire to modify the Original Deed of Trust pursuant to the terms of this Modification Agreement, to give notice that the Original Deed of Trust, as modified hereby, secures all of the Obligations under the Indenture;
AGREEMENT
          NOW, THEREFORE, in consideration of the foregoing and the payment of Ten Dollars ($10.00) and other good and valuable consideration the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree and give notice as follows:
          1. All of the foregoing recitals are acknowledged by Trustor as being true and correct and shall be deemed incorporated by reference herein. Trustor hereby acknowledges and agrees that the Original Deed of Trust, as amended and modified hereby, secures the Obligations under the Indenture.
          2. Schedule A of the Original Deed of Trust is hereby deleted in its entirety and replaced with Schedule A attached to this Modification Agreement.
          3. The Original Deed of Trust, as amended and modified by this Modification Agreement (the “Deed of Trust”), cannot be further altered, amended, modified, terminated, waived, released or discharged except in a writing signed by the parties hereto or their respective successors or assigns. Any future amendment or modification of the Obligations (as defined in the Deed of Trust) may or may not be recorded. All holders of any interest or claim that affects all or any portion of the Land (as defined in the Deed of Trust) or any estate or interest therein, which interest or claim is recorded after the date the Deed of Trust was originally recorded or that is otherwise or is intended to be junior and subordinate to the lien of the Deed of Trust (collectively, “Junior Lien Claimants”), are hereby placed on notice of the possibility that the Obligations may be amended but any such amendment may or may not be placed of record. Any such amendment shall be fully effective whether or not recorded, without thereby impairing or reducing the priority of the lien of the Deed of Trust or constituting a novation. Junior Lien Claimants should not assume they will be notified of any amendment of the Obligations that occur before or after the recording of their lien. By accepting their interest in the Land, Junior Lien Claimants acknowledge and consent to the foregoing.
          4. As modified herein, the terms of the Original Deed of Trust shall continue in full force and effect. Notwithstanding anything to the contrary contained in this Modification Agreement, if at any time it is determined that the lien, validity or security of the Deed of Trust is impaired or subordinated as a result of the modifications contemplated hereby (the

“Modifications”), then the Original Deed of Trust shall be construed as if such Modifications had never taken place and the original terms of the Original Deed of Trust as unmodified hereby shall continue in full force and effect and the Deed of Trust shall maintain all legal or equitable priorities which were in existence before the date of execution of this Modification Agreement. It is understood by and is the intention of the parties hereto that any legal or equitable priorities of the Deed of Trust over any party which were in existence before the date of execution of this Modification Agreement shall remain in effect after the execution of this Modification Agreement. This Modification Agreement shall not be deemed to constitute a novation or to extinguish any of the Obligations secured by the Original Deed of Trust.
          5. This Modification Agreement may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.
          6. THIS MODIFICATION AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Trustor has duly signed and delivered this Deed of Trust as of the date first above written.

STRATOSPHERE CORPORATION, a Delaware corporation

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

WILMINGTON TRUST COMPANY, a Delaware banking company

By:	/s/

Name:
Title:

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STATE OF	)
	)	SS
COUNTY OF	)

          On                            2006, before me, the undersigned, a Notary Public in and for said State personally appeared                           known to me to be the                      of STRATOSPHERE CORPORATION, a Delaware corporation, and acknowledged to me that such individual executed the within instrument on behalf of said limited liability company.
          WITNESS my hand and official seal.

Notary Public in and for said County and State

[SEAL]

STATE OF	)
	)	SS
COUNTY OF	)

          On                            2006, before me, the undersigned, a Notary Public in and for said State personally appeared                           known to me to be the                      of WILMINGTON TRUST COMPANY, a Delaware banking company, and acknowledged to me that such individual executed the within instrument on behalf of said limited liability company.
          WITNESS my hand and official seal.

Notary Public in and for said County and State

[SEAL]

S-2